Exhibit 99.2

European Spin-off Overview February 2015 399 Park Avenue, 18th Floor, New York, NY 10022 | 212.547.2600 | NRFC.com

1 Safe Harbor This presentation contains certain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about future results, projected yields, rates of return and performance, projected cash available for distribution (“CAD”), projected cash from any single source of investment or fee stream, projected expenses, expected and weighted average return on equity, market and industry trends, investment opportunities, business conditions and other matters. These forward-looking statements involve risks, uncertainties and other factors that may cause our actual results in future periods to differ materially from those forward-looking statements. These factors include, among other things: our ability to complete the spin-off of our pan-European real estate properties, which we announced we are exploring on February 26, 2015; the risk relating to the spin-off of our pan-European real estate properties and operating our existing company and our pan-European real estate properties as separate companies; our ability to realize the benefits of the spin-off, including capitalization rate compression, multiple expansion, the target leverage profile, and lower cost of capital; the growth prospects of our business, including our pan-European real estate properties; the effects of becoming an externally managed company, including the payment of substantial fees to our manager, the allocation of investments by our manager among us and our manager's other managed companies, and various conflicts of interest in our relationship with NorthStar Asset Management Group Inc. (NSAM); the performance of our real estate portfolio generally; our ability to maintain dividend payments, at current or anticipated levels, or at all; the diversification of our portfolio; our ability to close on our recent commitments to acquire real estate investments, including the recent commitments to acquire portfolios of approximately $2 billion of pan-European real estate, on the terms contemplated or at all; our liquidity and financial flexibility, including the timing and amount of borrowings under our credit facilities and our ability to comply with the required affirmative and negative covenants, including the financial covenants; NSAM’s ability to source and consummate attractive investment opportunities on our behalf, both domestically and internationally; the equity and debt mix of our portfolio, including any concentration of European investments; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash generated from these investments and available for distribution; our ability to generate attractive risk-adjusted total returns; whether we will produce higher CAD per share in the coming quarters, or ever; our dividend yield; the size and timing of offerings or capital raises; our future inclusion in the MSCI U.S. REIT Index (RMS); the ability to opportunistically participate in commercial real estate refinancings; the ability to capitalize on attractive investment opportunities; our ability to realize the projections related to cash available for distribution and underlying assumptions; the projected returns on, and cash earned from, investments, including investments funded by drawings from our credit facilities and securities offerings; the European real estate market conditions; actions by government and governmental bodies in Europe; and equity and debt capital. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “hypothetical,” “continue,” “future” or other similar words or expressions. All forward-looking statements included in this presentation are based upon information available to NorthStar Realty Finance Corp. (the “Company”) on the date hereof and the Company is under no duty to update any of the forward-looking statements after the date of this presentation to conform these statements to actual results. The forward-looking statements involve a number of significant risks and uncertainties. Factors that could have a material adverse effect on the Company’s operations and future prospects are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, each under the section entitled “Risk Factors,” and similar documents we file with the SEC in the future. The factors set forth in the Risk Factors section and otherwise described in the Company’s filings with SEC could cause the Company’s actual results to differ significantly from those contained in any forward-looking statement contained in this presentation. The Company does not guarantee that the assumptions underlying such forward-looking statements are free from errors. Unless otherwise stated, historical financial information and other data is as of December 31, 2014. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. The footnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the footnotes.

I. Executive Summary II. Europe Market Opportunity III. Transaction Summary IV. Portfolio Overview V. NorthStar Realty Finance Table of Contents

I. Executive Summary – Creating a Europe-Focused REIT . NorthStar Realty Finance Corp. (“NorthStar Realty”, “NRF” or the “Company”) is a diversified, publicly traded U.S. REIT with total assets of approximately $18.5 billion (1) . NorthStar Realty invests in a variety of property types in the U.S. and has become an active investor in European properties, with approximately $2 billion of European commercial real estate (“CRE”) owned or under contract (2) . NorthStar Realty is gaining entry into improving European real estate markets at attractive pricing through the execution of pan-European portfolio acquisitions . On February 26, 2015, NorthStar Realty announced plans to spin off its European real estate business, NorthStar Realty Europe Corp. (“NorthStar Realty Europe” or “NRE”), into a separate publicly traded REIT (2) . The newly created REIT will provide investors with ownership in an attractive portfolio initially comprised of primarily high-quality office buildings predominantly in the United Kingdom, France and Germany . A relatively low-levered balance sheet at the new REIT, combined with European capitalization rates that are at historically wide spreads to risk-free rates and borrowing costs, sets the stage for anticipated future value-adding portfolio growth . Overall, NorthStar Realty Europe provides investors with a focused vehicle for investing in high-quality European commercial real estate with substantial internal and external growth potential 3 Notes: 1. As of December 31, 2014; includes assets of deconsolidated CDOs and approximately $2 billion of new European (primarily office) investments owned or currently under contract 2. Excludes healthcare properties acquired by NRF in connection with the Griffin-American Healthcare REIT II acquisition

NREIT-2ndtier-bue-bar4 II. Europe Market Opportunity – Yield Spreads .The spread between real estate yields and interest rates in Europe is at historically wide levels .Recent quantitative easing measures announced by the European Central Bank are expected to drive spreads towards historical averages Source: European property yield data © 2015 Jones Lang LaSalle IP, Inc. All rights reserved. All information contained therein is from sources deemed reliable; however, no representation or warranty is made to the accuracy thereof; US property yield data © Green Street Advisors Notes: 1.Yield spreads reflect spread between office property yields and 10-year government bonds in each respective country 2.Long-term averages calculated based on quarter-end data from Q1 2004 through Q4 2014

75 80 85 90 95 100 105 Q4 '07 Q2 '08 Q4 '08 Q2 '09 Q4 ' 09 Q2 '10 Q4 '10 Q2 '11 Q4 '11 Q2 '12 Q4 '12 Q2 '13 Q4 '13 Q2 '14 Q4 '14 Implied Value All Property Office . Property price appreciation in the U.S. has outpaced Europe as market fundamentals bottomed and began to improve much earlier in U.S. markets . European real estate values are still well below the peak from last cycle 5 The Real Estate Cycle - U.K. & Europe Pan-European Sector Real Estate Values Q4 2007 = 100 Source: CBRE European Valuation Monitor, Q4 2014 Notes: 1. All Property reflects CBRE All-Property Index (inclusive of U.K. properties) 2. Office reflects CBRE All-Property Office Index (inclusive of U.K. properties) (1) (2)

Strong Public Market Signal

- Premiums/discounts to asset value in the REIT market have proven to be highly predictive of future changes in property values [1]
- Data suggests European REIT investors are currently sending a signal that property prices are significantly undervalued in the private market

U.S. REIT Observed Premium to Assets[2] and Subsequent Private-Market Returns



20%
10%
0%
-10%
-20%
-30%
Property Appreciation (Over Next Six Months)
U.S. REIT Premium to Assets (Major Sector Avg)(3)
Dec-97
Dec-99
Dec-01
Dec-03
Dec-05
Dec-07
Dec-09
Dec-11
Dec-13

The REIT market has a good track record for predicting future changes in real estate values [1]

Observed Premium to Net Asset Value[1]



35%
30%
25%
20%
15%
10%
5%
0%
2%
14%
29%
U.S.(3)
U.K.(4)
Continental Europe(5)

Large premiums in the U.K. and Europe may be a leading indicator for near-term property price appreciation

Source: Green Street Advisors (GSA)
Notes:
1. There is no assurance that historic performance or indications will be predictive of future results
2. Observed Premium to Assets: The premium (discount) ascribed to a company's asset base that is implied by the current share price compared to GSA's assessment of asset value
3. U.S. reflects market-cap weighted average of all U.S. Office, Industrial, Apartment, Mall, and Strip Center REITs in GSA's coverage universe; data as of February 20, 2015
4. U.K. reflects market-cap weighted average of all U.K. REITs in GSA's coverage universe; data as of February 20, 2015
5. Continental Europe reflects market-cap weighted average of all Continental Retail, Continental Office and Swiss Companies in GSA's coverage universe; data as of February 20, 2015

6

7 Our Competitive Advantages . We believe NorthStar Realty Europe will enjoy competitive advantages over competing European investment vehicles and will be uniquely positioned to benefit from the ongoing recovery in the European real estate market . Superior access to capital via U.S. equity markets . Regionally diversified investment strategy with flexibility to invest in all major asset classes and jurisdictions across Europe allows for the acquisition of undervalued portfolio deals that certain geographically restricted competitors cannot take advantage of . Experienced, dedicated investment team with “boots on the ground” in Europe and a proven track-record of investing in large and complex transactions . Provide investors with the unique opportunity to gain “pan-European” exposure in a single investment

8 III. Transaction Summary . The spin-off of NorthStar Realty Europe will create a separate publicly traded REIT focused on European commercial real estate. Strengthening property fundamentals and the ability to execute on complex cross-border deals will provide ample opportunity for shareholder value creation within the new REIT NRF Current NRF Shareholders Management Contract Global Diversified CRE Investments Ownership Pro Forma Structure: Diversified CRE REIT and European-focused Equity REIT U.S. Diversified CRE Investments European Direct Real Estate Investments NRF NRE Current NRF Shareholders Current NRF Shareholders Ownership Current Structure: Diversified CRE REIT Ownership Ownership NSAM NSAM Ownership Ownership Management Contract

9 Transaction Summary (cont’d) . Leading investor in diversified commercial real estate assets . Proven ability to grow existing business through a diligent investment strategy driving attractive risk-adjusted returns to shareholders . Strong asset growth with dependable cash flows . Attractive current income through quarterly cash dividends with upside from embedded real estate appreciation . Proven track record of investing across a variety of real estate sectors and capital structures . Rapidly growing European focused real estate business . Target relatively low-leverage profile (expected to be 40-50% loan-to-value) focused on direct ownership of real estate . Equity REIT with potential for lower cost of capital . Potential to realize benefits of economic cycle . Attractive current income through quarterly cash dividends with upside from embedded real estate appreciation . Separation of NorthStar Realty into two publicly traded vehicles presents a long-term opportunity to unlock value for shareholders European Real Estate U.S. Diversified CRE Spin-off

Transaction Rationale

- The contemplated transaction is expected to be beneficial for NorthStar Realty shareholders

NorthStar REALTY FINANCE

1. Two Distinct, Focused Companies with Clear Investment Strategies
2. Expected Value Creation / Multiple Expansion Through Benchmarking Against European Publicly Traded Equity REITs
3. Differentiated Investor Base; Attractive Vehicle for Long-Only Equity REIT Investors
4. Unique Positioning with Pan-European Focus and Ability to Exploit European Growth Opportunities
5. Improved Capital Structure and Relatively Low-Leverage Profile (Target 40%-50% Loan-to-Value) for NorthStar Realty Europe
6. European Market Opportunity with Spread Between Capitalization Rates and Interest Rates in Europe at Historically Wide Levels

10

. Managed by NorthStar Asset Management Group Inc. (“NSAM”) . Contract substantially consistent with existing NorthStar Realty agreement . Anticipated annual base management fee of $10 million for approximately $2 billion of European investments currently owned or under contract plus 1.5% on any incremental "equity" raised at NRE (or at NRF prior to consummation of spin-off for new European investments that are not currently under contract and are contributed to NRE at closing) . NRF annual base management fee will be reduced by the annual base management fee at NRE at closing of the spin-off . Quarterly incentive fees will be based on Cash Available for Distribution (“CAD”) / share hurdles established at the time of the spin-off . NRF incentive fee hurdle to be adjusted based on pro forma CAD / share for NRE 11 Transaction Detail . Transaction creates two superior business platforms: . NRF: Listed on New York Stock Exchange (“NYSE”) and focused on diversified U.S. CRE investments . NRE: Expected to be listed on NYSE (1) (evaluating a dual-listing) and focused on pan-European direct real estate investments The Spin-off Board of Directors . Both companies will have majority independent boards Management Contract NRE & NSAM Tax Structure . NRE will be structured to qualify as a REIT for U.S. federal income tax purposes . Spin-off will be treated as a distribution to NRF’s common stockholders for which NRF will recognize taxable income to the extent the fair market value in the properties distributed exceeds NRF’s tax basis (approximately the cost basis) in such properties (2) Notes: 1. Subject to NYSE approval 2. Taxable income from the proposed spin-off, if any, could be offset by regular cash distributions in excess of NRF’s other taxable income in 2015

Separation Analysis

NorthStar REALTY FINANCE

NorthStar Realty Finance Corp.
Hypothetical Separation Based on Q4'14 Annualized CAD/Share of $1.76

NorthStar Realty Finance (NRF)

NorthStar REALTY FINANCE

CAD/Share of $1.50 — *Hypothetical annualized CAD adjusted for spin-off of European assets*

% of CAD	Valuation Comparison
75% from real estate & real estate private equity	U.S. Equity REITs
25% from CRE debt & other financial assets	Mortgage REITs

- *Approximately $16 billion in diversified real estate assets post-transaction*

NorthStar Realty Europe (NRE)

NorthStar REALTY EUROPE

CAD/Share of $0.20 [(1)] — *Hypothetical annualized CAD assuming ~50% leverage (debt-to-cost of assets)* [(2)]

% of CAD	Valuation Comparison
100% from direct real estate investments	European Equity REITs

- *Approximately $2 billion in European real estate assets (primarily office) with the largest concentration by rent in the U.K.*

Note:
1. Assumes approximately $5 million of annual incremental G&A expenses at NRE, a $10 million annual base management fee due to NSAM and approximately 350 million shares outstanding in the second half of 2015 at closing of the spin-off
2. Assumes closing of European assets under contract at approximately 50% leverage; NorthStar Realty may initially close such transactions at a higher leverage level with a target leverage level of 40-50% over time

12

29.6x 21.8x 10.7x 0x 5x 10x 15x 20x 25x 30x 35x U.K. REITs Continental Europe REITs NRF Today 13 NRE Cash Flow Multiple 16x 18x 20x Eur ex U.K. Avg(3) 22x 24x 26x 28x U.K. Avg(3) 30x NRF Cash Flow Multiple 10.7x 2.4% 4.6% 6.7% 8.8% 11.0% 13.1% 15.2% 17.3% 11.0x 4.8% 7.0% 9.1% 11.2% 13.4% 15.5% 17.6% 19.7% 12.0x 12.8% 15.0% 17.1% 19.2% 21.3% 23.5% 25.6% 27.7% 13.0x 20.8% 22.9% 25.1% 27.2% 29.3% 31.5% 33.6% 35.7% 14.0x 28.8% 30.9% 33.0% 35.2% 37.3% 39.4% 41.6% 43.7% NRE Cash Flow Multiple 16x 18x 20x Eur ex U.K. Avg(3) 22x 24x 26x 28x U.K. Avg(3) 30x NRF Cash Flow Multiple 10.7x $19.25 $19.65 $20.05 $20.45 $20.85 $21.25 $21.65 $22.05 11.0x $19.70 $20.10 $20.50 $20.90 $21.30 $21.70 $22.10 $22.50 12.0x $21.20 $21.60 $22.00 $22.40 $22.80 $23.20 $23.60 $24.00 13.0x $22.70 $23.10 $23.50 $23.90 $24.30 $24.70 $25.10 $25.50 14.0x $24.20 $24.60 $25.00 $25.40 $25.80 $26.20 $26.60 $27.00 Represents current NRF trading multiple based on February 20, 2015 closing share price of $18.79 and CAD/share of $1.76 Notes: 1. No assurance that actual price will reflect the implied price and actual price could be materially different 2. Sourced from Green Street Advisors (GSA) as of February 20, 2015; U.K. and Continental Europe data reflects the inverse of 2015E EPRA yield; European Public Real Estate Association (EPRA) Earnings are a defined earnings per share metric widely used in Europe; NRF Today multiple reflects 2015E CAD multiple 3. U.K. REITs reflect market-cap weighted average of all U.K. REITs in GSA’s coverage universe; Continental Europe REITs reflect market-cap weighted average of all Continental Office, Continental Retail and Swiss Companies in GSA’s coverage universe; U.K. and Europe sensitivity table intervals reflect closest to each comp set 4. Premium based on NRF stock closing price of $18.79 on February 20, 2015 Separation Analysis – Sensitivities . NRF hypothetical CAD per share of $1.50 and NRE hypothetical CAD per share of $0.20 would result in: (1) Implied Combined Valuation Premium to Current Share Price(4) Implied Combined Price per Share European REIT Comparables - Cash Flow Multiple(2) 3 3

4.8% 4.1% 3.8% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% Continental Europe REITs U.K. REITs 14 NRE Cap Rate 5.50% 5.25% 5.00% Eur ex U.K. Avg(3) 4.75% 4.50% 4.25% U.K. Avg(3) 4.00% NRF Cash Flow Multiple 10.7x $18.95 $19.23 $19.53 $19.87 $20.24 $20.65 $21.12 11.0x $19.40 $19.68 $19.98 $20.32 $20.69 $21.10 $21.57 12.0x $20.90 $21.18 $21.48 $21.82 $22.19 $22.60 $23.07 13.0x $22.40 $22.68 $22.98 $23.32 $23.69 $24.10 $24.57 14.0x $23.90 $24.18 $24.48 $24.82 $25.19 $25.60 $26.07 NRE Cap Rate 5.50% 5.25% 5.00% Eur ex U.K. Avg(3) 4.75% 4.50% 4.25% U.K. Avg(3) 4.00% NRF Cash Flow Multiple 10.7x 0.9% 2.3% 3.9% 5.7% 7.7% 9.9% 12.4% 11.0x 3.3% 4.7% 6.3% 8.1% 10.1% 12.3% 14.8% 12.0x 11.2% 12.7% 14.3% 16.1% 18.1% 20.3% 22.8% 13.0x 19.2% 20.7% 22.3% 24.1% 26.1% 28.3% 30.8% 14.0x 27.2% 28.7% 30.3% 32.1% 34.0% 36.3% 38.8% Represents current NRF trading multiple based on February 20, 2015 closing share price of $18.79 and CAD/share of $1.76 Notes: 1. No assurance that actual price will reflect the implied price and actual price could be materially different 2. Sourced from Green Street Advisors (GSA) as of February 20, 2015 3. Continental Europe REITs reflect market-cap weighted average of all Continental Office, Continental Retail and Swiss Companies in GSA’s coverage universe; U.K. REITs reflect market-cap weighted average of all U.K. REITs in GSA’s coverage universe; U.K. and Europe sensitivity table intervals reflect closest to each comp set 4. Premium based on NRF stock closing price of $18.79 on February 20, 2015 Separation Analysis – Sensitivities (cont’d) . NRF hypothetical CAD per share of $1.50 and NRE hypothetical CAD per share of $0.20 would result in: (1) Implied Combined Valuation Premium to Current Share Price(4) Implied Combined Price per Share European REIT Comparables – Implied Cap Rates(2) 3 3

NREIT-2ndtier-bue-bar.Approximately $2 billion diversified pan- European portfolio with 50 high-quality properties located in some of the most sought after European markets .Footprint in many key Western Europe markets including London, Paris, Amsterdam, Frankfurt, Berlin, Hamburg, Milan, Madrid and Brussels .Office properties comprise approximately 90% of the portfolio with prime assets in the U.K. Germany and France accounting for approximately two-thirds of rental income .Portfolio includes 5 million square feet, is 92% occupied and has a weighted average remaining lease term of five years .Diversified portfolio with strong credit tenants including BNP Paribas, Cushman & Wakefield, Ernst & Young and Deloitte 15 IV. Portfolio Overview (% of Rental Income by Type) (% of Rental Income by Country) Notes: 1Reflects simple average 2Others include Belgium (3%), Portugal (2%), Sweden (1%) and Spain (1%) Portfolio Breakdown (1) 2

16 Note: 1. Size of dots scaled to the contribution of rental income to the overall European portfolio 2. Excludes healthcare properties acquired by NRF in connection with the Griffin-American Healthcare REIT II acquisition . No. of Properties: 9 . Size (sqm): 59,149 . Occupancy: 97% . % Rental income: 25% . WALT: 6.4 years U.K. (2) Germany Netherlands . No. of Properties: 6 . Size (sqm): 95,745 . Occupancy: 94% . % Rental income: 19% . WALT: 4.0 years . No. of Properties: 21 . Size (sqm): 154,355 . Occupancy: 90% . % Rental income: 21% . WALT: 6.1 years . No. of Properties: 4 . Size (sqm): 73,714 . Occupancy: 98% . % Rental income: 18% . WALT: 4.4 years France Portfolio Overview (1) (cont’d)

17 Select European Investments Condor House, London, U.K. Berges de Seine, Paris, France Portman Square House, London, U.K. Valentinskamp, Hamburg, Germany

18 Select European Investments (cont’d) Rue de la Loi, Brussels, Belgium Duke’s Court, London, U.K. Lindholmspiren, Gothenburg, Sweden Maastoren, Wilhelminakade, Rotterdam, Netherlands

. NorthStar Realty Finance is a diversified U.S. REIT with total assets of approximately $18.5 billion (1) . The Company invests in a variety of property types in the U.S. and Europe . The largest investment concentrations are in healthcare, hotels, office (primarily in Europe), manufactured home communities, net leased properties and apartments . Over 80% of total assets are comprised of direct and indirect equity investments in real estate . FTSE NAREIT reclassified NorthStar Realty as an “Equity Diversified” REIT effective December 19, 2014 . The Company also anticipates inclusion in the MSCI U.S. REIT Index (RMS) . NorthStar Realty’s deep and experienced management team has created value for shareholders at different points in the real estate cycle by pursuing investments offering the most attractive risk-adjusted returns at the time . Annualized total returns have exceeded 20% since the company’s IPO in 2004; these returns have beaten the RMS by an average of approximately 1,100 bps per year and the S&P 500 by an average of approximately 1,200 bps per year! V. NorthStar Realty Finance – Not Your Typical REIT 19 Note: 1. As of December 31, 2014; includes assets of deconsolidated CDOs and approximately $2 billion of new European investments (primarily office) currently under contract

20 . Historically, NorthStar Realty was classified as a “mortgage REIT” as a result of its earlier focus on commercial real estate loans . NorthStar Realty now owns 80+% direct and indirect equity investments in real estate and has approximately $18.5 billion in total assets (1) Commercial Real Estate Portfolio Total Assets (1) Owned Commercial Real Estate (1) Note: 1. As of December 31, 2014; includes assets of deconsolidated CDOs and approximately $2 billion of new European (primarily office) investments owned or currently under contract

-10% -5% 0% 5% 10% 15% 20% Commercial Mortgage REITs S&P 500 MSCI U.S. REIT Index (RMS) Compound Annual Total Return 21 Notes: 1 Commercial Mortgage REITs composite includes ABR, NCT, RAS and STAR, which went public prior to 2009 1 NRF (IPO October 2004) through February 20, 2015 . NorthStar Realty has significantly outperformed the average equity REIT (RMS) and commercial mortgage REITs since its IPO in 2004. The relative performance versus mortgage REITs has been even more impressive . An opportunistic investment style has been the hallmark of NorthStar Realty’s strategy, and management’s vision and execution have delivered impressive results for shareholders Impressive Total Returns

22 399 Park Avenue, 18th Floor, New York, NY 10022 | 212.547.2600 | NRFC.com